UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2004

                               LeCROY CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                  0-26634                    13-2507777
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 (State or other jurisdiction      (Commission               (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


           700 Chestnut Ridge Road
           Chestnut Ridge, New York                               10977
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code
                                  845-425-2000
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02  Results of Operations and Financial Condition

     On October 20, 2004, LeCroy Corporation issued a press release announcing its results of operations for the three months ended September 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

     The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


Item 9.01  Financial Statements and Exhibits

     (c) Exhibits

     Exhibit No.       Description
     -----------       -----------

     99.1 Press release dated October 20, 2004 with respect to LeCroy Corporation's results of operations for the three months ended September 30, 2004.



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                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LeCROY CORPORATION

 Dated: October 20, 2004             By: /s/ Scott D. Kantor
                                         -------------------------
                                     Scott D. Kantor
                                     Vice President and Chief Financial Officer,
                                     Secretary and Treasurer

                                  EXHIBIT INDEX


Exhibit No.                                    Description
-----------      ---------------------------------------------------------------

   99.1 Press release dated October 20, 2004 with respect to LeCroy Corporation's results of operations for the three months ended September 30, 2004.